UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2010 (October 11, 2010)
AMERICAN REPROGRAPHICS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 949-5100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 11, 2010, American Reprographics Company issued a press release and held a conference call to update its previously-disclosed annual earnings per share and cash flow from operations forecasts for fiscal year 2010. During the conference call, management also provided revenue projections for the third and fourth quarters of 2010, and fiscal year 2010. Copies of the press release and the transcript of the conference call are furnished as Exhibits 99.1 and 99.2 respectively and are incorporated by reference herein.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of American Reprographics Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated October 11, 2010
99.2	Transcript of the American Reprographics Company conference call held on October 11, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2010	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Jonathan R. Mather
Jonathan R. Mather
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated October 11, 2010
99.2	Transcript of the American Reprographics Company conference call held on October 11, 2010